Other Operating Income (Loss), net (Tables)	12 Months Ended
Dec. 31, 2024
Other Operating Income (Loss), net
Schedule of other operating income (loss), net

	For the year ended December 31,
	2022	2023	2024
	US$	US$	US$
Government subsidies	2,155,039	418,717	331,484
Reversal (provision) of contingent losses	66,994	(35,228)	(14,078)
Gain on disposal of property and equipment	199,442	386,915	24,985
Others	20,084	23,281	119,893
Total	2,441,559	793,685	462,284